UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K/A
(Amendment No. 1)
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2021

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 5, 2021, Tanger Factory Outlet Centers, Inc. filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission to report the adoption the Tanger Factory Outlet Centers, Inc. Executive Severance and Change of Control Plan (the “Severance Plan”), pursuant to which certain of our executives, including named executive officers James F. Williams, Chad D. Perry and Lisa J. Morrison, are eligible to receive certain benefits in the event of certain qualifying terminations. This Amendment No. 1 to the Original Form 8-K amends the Original Form 8-K to file a corrected version of the Severance Plan as Exhibit 10.1 in order to correct certain typographical errors contained in the Severance Plan filed with the Original Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1	Tanger Factory Outlet Centers, Inc. Executive Severance and Change of Control Plan, effective March 31, 2021.

104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021

TANGER FACTORY OUTLET CENTERS, INC.

By:    /s/ James F. Williams
    James F. Williams
    Executive Vice President, Chief Financial Officer